SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed	by the Registrant ☒
Filed	by a Party other than the Registrant ☐

Check	the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

United Dominion Realty Trust, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment	of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 14, 2003

Supplement to Proxy Statement Dated April 4, 2003

Relating to the Annual Meeting of Shareholders to be Held on May 6, 2003

Dear Fellow Shareholders:

Recently you received a Proxy Statement dated April 4, 2003 relating to the Annual Meeting of Shareholders of United Dominion Realty Trust, Inc. (the “Company”) to be held on May 6, 2003. In that Proxy Statement you were asked to consider and vote upon a proposal to change the Company’s state of incorporation from Virginia to Maryland. In connection with this proposal, the Company included as Appendix C to the Proxy Statement a copy of the proposed charter of the Company following the reincorporation, referred to in the Proxy Statement as the “Maryland charter.” In addition, the Company included as Appendix D to the Proxy Statement a copy of the proposed bylaws of the Company following the reincorporation, referred to in the Proxy Statement as the “Maryland bylaws.”

During its thirty-year history, the Company has endeavored to protect the rights and interests of its shareholders in matters of corporate governance. In response to input from shareholders and Institutional Shareholder Services, the Company has decided that it is in the best interest of the Company and its shareholders to modify certain provisions of the Maryland charter and the Maryland bylaws. In particular, the Company has elected to modify Sections 7.2 and 8.2 of the Maryland charter, in the form attached as Appendix C to the Proxy Statement, and Section 2.3 of the Maryland bylaws, in the form attached as Appendix D to the Proxy Statement. The modifications are indicated below (the modified provisions of the Maryland charter and Maryland bylaws are restated in full below, with the changes in bold and italics for your convenience). In addition to the modifications set forth below, the Company has elected to delete Section 7.5 of the Maryland charter relating to changes in control and Section 2.11 of the Maryland bylaws relating to advance notice of director nominations and business proposals by shareholders.

Revised Maryland Charter Provisions (Appendix C to the Proxy Statement)

Section 7.2     Removal of Directors.     Subject to the rights of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director or the entire Board may be removed from office at any time, with or without cause, only at a meeting of the stockholders called for such purpose, by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, voting as a class, in the election of directors. The notice of such meeting shall indicate that the purpose or one of the purposes of such meeting is to determine if a director should be removed.

Section 8.2     Charter.    The Corporation reserves the right from time to time to make any amendment now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in this Charter, of any shares of outstanding stock. All rights and powers conferred by this Charter on stockholders, directors and officers of the Corporation are granted subject to this reservation. This Charter may be amended (a) by a majority of the entire Board, without any action by the stockholders, to the extent permitted by Maryland law, (i) to change the name of the Corporation, (ii) to change the name or other designation or the par value of any class or series of stock of the Corporation and the aggregate par value of the stock of the Corporation or (iii) as contemplated by Section 5.1 of this Charter or (b) by the affirmative vote of the holders of a majority of the shares of stock then outstanding and entitled to vote thereon.

(continued on reverse side)

Revised Maryland Bylaw Provisions (Appendix D to the Proxy Statement)

Section 2.3    Special Meetings.

Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by the Chairman of the Board of Directors or the President or the Board of Directors at any time. Upon written request of any stockholder or stockholders entitled to cast at least ten percent (10%) of all the votes entitled to be cast at the meeting, if such request states the purpose of the meeting and the matters proposed to be acted on at it, delivered in person or sent by registered mail to the Chairman of the Board of Directors, President or Secretary of the corporation, the Secretary shall inform the stockholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting and on payment of these costs to the corporation, notify each stockholder entitled to notice of the meeting. The Board of Directors has the sole power to fix the record date for determining stockholders entitled to request a special meeting of the stockholders, the record date for determining stockholders entitled to notice of and to vote at the special meeting and the date, time and place of the special meeting.

This Supplement is being sent to shareholders who owned shares of our common stock at the close of business on March 24, 2003, which is the record date for the Company’s Annual Meeting to be held on May 6, 2003. A vote in favor of the reincorporation proposal set forth in Proposal No. 2 in the Company’s Notice of Annual Meeting of Shareholders and Proxy Statement dated April 4, 2003, constitutes approval of the plan of merger, in the form attached to the Proxy Statement as Appendix B, and the Maryland charter and Maryland bylaws attached to the Proxy Statement as Appendix C and D respectively, both as modified by the revised provisions set forth in this Supplement to the Proxy Statement.

If you have already submitted your proxy and wish to change your vote based on the revised provisions set forth above, you may do so by marking, dating, signing and returning the new proxy card that we have enclosed for that purpose or by voting by telephone or on the Internet in accordance with the voting instructions set forth in the enclosed proxy card. If you have not yet submitted your proxy, you may vote using the proxy card you received previously or the new proxy card that is enclosed with this Supplement, or you may vote by telephone or on the Internet in accordance with the voting instructions on the proxy cards.

By Order of the Board of Directors

Mary Ellen Norwood

Corporate Secretary

United Dominion Realty Trust, Inc.

Corporate Office: 400 East Cary Street, Richmond, Virginia 23219-3816

Tel: 804.780.2691 Fax: 804.343.1912

Principal Executive Office: 1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129-1540

Tel: 720.283.6120 Fax: 720.283.2452

PROXY FOR 2003 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF UNITED DOMINION REALTY TRUST, INC.

The undersigned shareholder of UNITED DOMINION REALTY TRUST, INC., a Virginia corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 4, 2003, and hereby appoints Robert C. Larson and Thomas W. Toomey, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Shareholders of UNITED DOMINION REALTY TRUST, INC., to be held on Tuesday, May 6, 2003 at 4:00 p.m., local time at The Jefferson Hotel, 101 West Franklin Street, Richmond, Virginia, and any adjournment(s) thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth below.

SEE REVERSE SIDE	CONTINUED AND TO BE MARKED, DATED AND SIGNED ON OTHER SIDE	SEE REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

é FOLD AND DETACH HERE é

YOUR VOTE IS IMPORTANT!

You can vote one of three ways:

1. Call toll free 1-800-435-6710 on a touch-tone telephone and follow the instructions given. There is NO CHARGE to you for this call.

or

2. Vote by Internet at our Internet Address: http://www.eproxy.com/udr

or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE VOTE

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR ITEMS 2, 3 AND 4.

The Board of Directors recommends a vote in favor of Items 1, 2, 3 and 4.

1.	Election of directors.

Nominees:	(01) Robert P. Freeman; (02) Jon A. Grove;
(03) James D. Klingbeil; (04) Robert C. Larson; (05) John P. McCann;
(06) Thomas R. Oliver; (07) Lynne B. Sagalyn; (08) Mark J. Sandler;
(09) Robert W. Scharar; and (10) Thomas W. Toomey

FOR ALL NOMINEES LISTED ABOVE	☐	☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE	☐	FOR ALL EXCEPT (see instruction below)

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in the space provided below.)

Please mark here for address change or comments. ☐    SEE REVERSE SIDE

2.	Proposal to change our state of incorporation from Virginia to Maryland, including approval of the plan of merger, the Maryland charter and the Maryland bylaws attached to the proxy statement as Appendix B, C and D, respectively.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

3.	Proposal to approve the Series B Out-Performance Program.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

4.	Proposal to ratify the selection of Ernst & Young LLP to serve as our independent auditors for the year ending December 31, 2003.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments of the meeting.

Please mark this box if you plan to attend the Annual Meeting	☐

If you have Internet access, please consider the following:

“By checking the box to the right, I consent to future access of the annual reports, proxy statements, prospectuses and other communications electronically via the Internet. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, New Jersey and that costs normally associated with electronic access, such as usage and telephone charges will be my responsibility.”

☐

Signature:	Date:	Signature:	Date:

This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

^ FOLD AND DETACH HERE ^

Vote by Internet or Telephone or Mail

27 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11 p.m. Eastern Time the day prior to the annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked,

signed and returned your proxy card.

Internet

http://www.eproxy.com/udr

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

OR

Telephone

1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

OR

Mail

Mark, sign and date

your proxy card

and

return it in the

enclosed postage-paid

envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.